CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
Certification Pursuant to 18 U.S.C. Section 1350 (Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002)

In connection with the quarterly report on Form 10-Q of Chugach Electric Association, Inc. (the “Company”) for the period ended March 31, 2009, as filed with the Securities and Exchange Commission (the “Report”), I, Bradley W. Evans, Chief Executive Officer and Principal Executive Officer of the Company, hereby certify as the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: May 14, 2009	/s/ Bradley W. Evans

Bradley W. Evans
Chief Executive Officer
Principal Executive Officer